Exhibit 10.7

December 13, 2002

Bain Capital Partners, LLC
 Bain Capital Integral Investors, LLC
Bain Capital VII Coinvestment Fund, LLC
BCIP TVC, LLC
 111 Huntington Avenue
Boston, MA 02199
Attn: Phil Loughlin

Goldman, Sachs & Co.
 Goldman Sachs Capital Partners 2000, L.P.
GS Capital Partners 2000 Offshore, L.P.
 GS Capital Partners 2000 GmbH& Co. Beteiligungs KG
GS Capital Partners 2000 Employee Fund, L.P.
Bridge Street Special Opportunities Fund 2000, L.P.
Stone Street Fund 2000, L.P.
 Goldman Sachs Direct investment Fund 2000, LP.
GS Private Equity Partners 2000, L.P.
 GS Private Equity Partners 2000 Offshore Holdings, L.P.
GS Private Equity Partners 2000 - Direct Investment Fund, L.P.
85 Broad Street
New York, NY 10004
Attn.: Adrian Jones

TPG GenPar III, L.P.
 TPG BK Holdco LLC
301 Commerce St.
Suite 3300
Fort Worth, TX 76102
Ann.: Richard A. Ekleberry, Esq.

Ladies and Gentlemen:

     This letter agreement sets forth the terms and conditions of certain agreements between TPG GenPar III, L.P. (“TPG”), Bain Capital Partners, LLC (“Bain Capital”), Goldman, Sachs & Co. (“Goldman Sachs”, and together with TPG and Bain Capital, the “Sponsor Entities”) and Burger King Acquisition Corp. (the “Company”), a corporation wholly owned by Burger King Holdings

LLC (“Holdings”), which in turn is wholly owned in the aggregate by TPG BK Holdco LLC (the “TPG Funds”), Bain Capital Integral Investors, LLC, Bain Capital VII Coinvestment Fund, LLC, BCIP TCV, LLC (collectively, the “Bain Funds”), GS Capital Partners 2000, L.P., GS Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 GmbH& Co. Beteiligungs KG, GS Capital Partners 2000 Employee Fund, L.P., Bridge Street Special Opportunities Fund 2000, L.P., Stone Street Fund 2000, L.P. Goldman Sachs Direct Investment Fund 2000, L.P., GS Private Equity Partners 2000, L.P., GS Private Equity Partners 2000 Offshore Holdings, L.P., GS Private Equity Partners 2000 — Direct Investment Fund, L.P. (collectively, the “Goldman Funds”, and together with the TPG Funds and the Bain Funds, the “Co-Investors”).

     1. Base Fee. Upon the completion of the acquisition of Burger King Corporation, the Company, or any successor thereto, shall pay a fee, equal in the aggregate to $19,375,000 (the “Base Fee”), to the Sponsor Entities or their respective designees in immediately available funds. The Base Fee shall be divided among the Sponsor Entities in three (3) equal amounts.

     2. Incremental Fee. Upon the completion of the acquisition of Burger King Corporation, the Company, or any successor thereto, shall pay a fee, equal to $3,000,000 (the “Incremental Fee”), to TPG or its designee, in immediately available funds.

     3. Monitoring Fee. Beginning upon the completion of the acquisition of Burger King Corporation, as soon as reasonably practicable after the end of each fiscal quarter of the Company, or any successor thereto, the Company, or any successor thereto, shall, pay to the Sponsor Entities or their respective designees a monitoring fee (the “Monitoring Fee”) equal to up to 0.5% of the consolidated revenue of the Corn an or an successor thereto) for such fiscal statements of the Company (or an successor thereto) relating to such fiscal quarter, provided that the Sponsor Entities shall become entitled to receive such Monitoring Fee only if and to the extent such payment is permitted under the Guaranty Reimbursement Agreement, dated as of December 13, 2002, between the Company and Diageo plc (the “Guaranty Reimbursement Agreement”) and the 9% senior notes due 2013 issued by Holdings (together with the Guaranty Reimbursement Agreement, the “Financing Documents”). Each payment of the Monitoring Fee shall be divided among the Sponsor Entities in three (3) equal amounts; provided that, to the extent any Co-Investor transfers a portion of its membership interest in Holdings (other than to any of its affiliates or a pro rata transfer by all of the Co-Investors), the relative amounts of the Monitoring Fee each Sponsor Entity shall be entitled to receive shall be readjusted among the Sponsor Entities to reflect the amount by which such Membership Interest has been reduced.

     4. Transaction Fee. The Company, or any successor thereto, shall pay to the Sponsor Entities or their respective designees a fee (the “Transaction Fee”) equal to 1% of the transaction value of any financing, acquisition or disposition transaction involving the Company, its parent, and of its subsidiaries or any successors thereto; provided that the Sponsor Entities shall become entitled to receive such Transaction Fee only if and to the extent such payment is permitted under the Financing Documents. Each payment of the Transaction Fee shall be divided among the Sponsor Entities in three (3) equal amounts; provided that, to the extent any Co-Investor transfers a portion of its membership interest in Holdings (other than to any of its affiliates), the relative amounts of the Transaction Fee each Sponsor Entity shall be entitled to receive shall be readjusted among the Sponsor Entities to reflect the amount by which such Membership Interest has been reduced.

     5. Deferral. Any Monitoring Fees or Transaction Fees that would have been payable to the Sponsor Entities pursuant to paragraphs 3 and 4 above absent the restrictions in the Financing Documents (the “Deferred Fees”) shall accrue upon the immediately succeeding period in which such amounts could, consistent with the Financing Documents, be paid, and shall be paid in such succeeding period (in addition to such other amounts that would otherwise be payable at such time) to the Sponsor Entities in three (3) equal amounts; provided that, to the extent any Co-Investor transfers a portion of its membership interest in Holdings (other than to any of its affiliates), the relative amounts of such Deferred Fees each Sponsor Entity shall be entitled to receive shall be readjusted among the Sponsor Entities to reflect the amount by which such Membership Interest has been reduced.

     6. Indemnity. The Company (and any successor thereto) agrees to indemnify and hold harmless each Sponsor Entity and each Co-Investor, each member thereof, each limited or general partner or shareholder or member of each such member, each limited or general partner or shareholder or member of each such limited or general partner or shareholder or member, each of the affiliates thereof and each of the directors, officers, employees, agents, fiduciaries and other representatives of each of the foregoing (collectively, the “Indemnified Parties”), to the fullest extent permitted by law, from and against any and all losses, penalties, judgments, suits, costs, claims, liabilities, damages and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) (collectively, “Losses”), incurred by, imposed upon or asserted against any of the Indemnified Patties as a result of relating to or arising out of, any litigation, claims, suits or proceedings to which such Indemnified Party is made a party (other than as a plaintiff) or any penalties, costs, claims, liabilities, damages or expenses suffered by such Indemnified Party, in each ease arising from or relating to this letter agreement or the investment by any Co-Investor in any securities of the Company (and any successor thereto) or Holdings or any related transactions or the operations of Holdings or the Company (and any successor or any of their subsidiaries), except for any such Losses arising on account of such Indemnified Party’s gross negligence or willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company (and any successor thereto) hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Losses which is permissible under applicable law. Each such Indemnified Party shall be reimbursed for all indemnified Losses as they are incurred; provided, that if a final and non-appealable judicial determination shall be made that such Indemnified Party is not entitled to be indemnified for Losses, such Indemnified Party shall repay to the Company the amount of such Losses for which the Company shall have reimbursed such Indemnified Party.

     7. Governing Law. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed within that state.

     8. Counterparts. This letter agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

     9. Amendments. The provisions of this letter agreement may not be amended, modified, waived or terminated without the written consent of each party hereto.

     10. Survival. The termination of this letter agreement shall not relieve a party from liability for any breach of this letter agreement on or prior to termination, Paragraphs 5 through 11 shall survive any termination of this letter agreement.

     11. Severability. If any provision of this letter agreement shall be held to be invalid, illegal or unenforceable, such provision shall be construed by limiting it so as to be valid, legal and enforceable to the maximum extent permitted by law; the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

* * *

     If the foregoing is in accordance with your understanding and agreement, please sign and return the duplicate of this letter agreement enclosed herewith, whereupon this letter agreement shall constitute a binding agreement with respect to the matters set forth herein.

Sincerely,

BURGER KING ACQUISITION CORP.

By:	/s/ Richard A. Ekleberry

	Name:	Richard A. Ekleberry
	Title:	Vice President

Accepted and agreed to
on the terms set forth above:
BAIN CAPITAL PARTNERS, L.L.C.

By:	/s/ Stephen G. Pagliuca

Name: Stephen G. Pagliuca
Title: Managing Director

BAIN CAPITAL INTEGRAL INVESTORS, L.L.C.

By:	/s/ Stephen G. Pagliuca

Name: Stephen G. Pagliuca
Title: Managing Director

BAIN CAPITAL VII COINVESTMENT FUND,
L.L.C.
BY:	Bain Capital VII Coinvestment Fund, L.P.
its Sole Member
BY:	Bain Capital PARTNERS VII, L.P.
its General Partner
BY:	Bain Capital Investors, L.L.C.
its General Partner

By:	/s/ Stephen G. Pagliuca

Name: Stephen G. Pagliuca
Title: Managing Director

BCIP TCV, LLC
BY:	Bain Capital Investors, L.L.C.

By:	/s/ Stephen G. Pagliuca

Name: Stephen G. Pagliuca
Title: Managing Director

GOLDMAN, SACHS & CO.

By:	/s/ Elizabeth Marcellino

	Name:	Elizabeth Marcellino
	Title:	Managing Director

GS CAPITAL PARTNERS 2000, L.P.
By:	GS Advisors 2000, L.L.C.
its General Partner

By:	/s/ John Bowman

	Name:	John Bowman
	Title:	Vice President

GS CAPITAL PARTNERS 2000, L.P.
By:	GS Advisors 2000, L.L.C.
its General Partner

By:	/s/ John Bowman

	Name:	John Bowman
	Title:	Vice President

GS CAPITAL PARTNERS 2000 Gmbh & CO.
BETEILIGUNGS KG
By:	Goldman Sachs Management GP GmbH
its General Partner

By:	/s/ John Bowman

	Name:	John Bowman
	Title:	Vice President

GS CAPITAL PARTNERS 2000 EMPLOYEE FUND, L.P.
By:	GS Advisors 2000 GP, L.L.C.
its General Partner

By:	/s/ John Bowman

	Name:	John Bowman
	Title:	Vice President

BRIDGE STREET SPECIAL OPPORTUNITIES
FUND 20000, L.P.
By:	Bridge Street Special Opportunities 2000, L.L.C.
its General Partner

By:	/s/ John Bowman

	Name:	John Bowman
	Title:	Vice President

STONE STREET FUND 20000, L.P.
By:	Stone Street 2000, L.L.C.
its General Partner

By:	/s/ John Bowman

	Name:	John Bowman
	Title:	Vice President

GOLDMAN SACHS DIRECT INVESTMENT FUND
20000, L.P.
By:	GS Employee Funds 2000 GP, L.L.C.
its General Partner

By:	/s/ John Bowman

	Name:	John Bowman
	Title:	Vice President

GOLDMAN SACHS DIRECT INVESTMENT FUND
2000, L.P.
By:	GS Employee Funds 2000 GP, L.L.C.
its General Partner

By:	/s/ John Bowman

	Name:	John Bowman
	Title:	Vice President

GS PRIVATE EQUITY PARTNERS 2000, L.P.
By:	GS PEP 2000 Advisors, L.L.C.
its General Partner
By:	GSAM Gen-Par, L.L.C.
its General Partner

By:	/s/ Jerry Truzzolino

	Name:	Jerry Truzzolino
	Title:	Vice President

GS PRIVATE EQUITY PARTNERS 2000
OFFSHORE HOLDINGS, L.P.
By:	GS PEP 2000 Offshore Holdings Advisors, Inc.
its General Partner

By:	/s/ Jerry Truzzolino

	Name:	Jerry Truzzolino
	Title:	Vice President

GS PRIVATE EQUITY PARTNERS 2000 – DIRECT
INVESTMENT FUND, L.P.
By:	GS PEP 2000 Direct Investment Advisors, L.L.C.
its General Partner
By:	GSAM Gen-Par, L.L.C.
its General Partner

By:	/s/ Jerry Truzzolino

	Name:	Jerry Truzzolino
	Title:	Vice President

TPG GENPAR III, L.P.
By:	TPG Advisors III, Inc.
its General Partner

By:	/s/ Richard A. Ekleberry

	Name:	Richard A. Ekleberry
	Title:	Vice President

TPG BK HOLDCO LLC

By:	/s/ Richard A. Ekleberry

	Name:	Richard A. Ekleberry
	Title:	Vice President